GOF-P37 10/25

TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INSTITUTIONAL FUNDS
SUPPLEMENT DATED OCTOBER 31, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

Effective October 31, 2025, the following supersedes any and all disclosure to the contrary in each fund’s Summary Prospectus, Prospectus and SAI:

The portfolio managers primarily responsible for the day-to-day management of each fund listed in Schedule A are Kyle Denning, CFA, Katie Ylijoki, CFA and David A. Tuttle, CFA.

The portfolio managers of the fund are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Each portfolio manager has equal authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI

TEMPLETON GLOBAL SMALLER COMPANIES FUND	January 1, 2025

TEMPLETON INSTITUTIONAL FUNDS
Foreign Smaller Companies Series	May 1, 2025

Please retain this supplement for future reference.